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Exhibit 32.2
Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
I, Helene Simonet certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Coherent, Inc. on Form 10-K for the fiscal year ended September 28, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Coherent, Inc.

Date: November 27, 2013

By:	/s/ HELENE SIMONET
Helene Simonet Executive Vice President and Chief Financial Officer

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Exhibit 32.2
Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002